UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2016

RIGEL PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-29889	94-3248524
(Commission File No.)	(IRS Employer Identification No.)

1180 Veterans Boulevard

South San Francisco, CA

(Address of principal executive offices)

94080

(Zip Code)

Registrant’s telephone number, including area code: (650) 624-1100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                        Regulation FD Disclosure.

On August 30, 2016, Rigel Pharmaceuticals, Inc. (“Rigel”) will host a live conference call at 8:00am Eastern Time (5:00am Pacific Time).  Participants can access the live conference call by dialing 855-892-1489 (domestic) or 720-634-2939 (international) and using the Conference ID number 72149873.  The conference call will also be webcast live and can be accessed from Rigel’s website at www.rigel.com.  The webcast will be archived and available for replay after the call via the Rigel website.  A copy of the presentation for the conference call is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

This information, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of this Current Report on Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and will not be incorporated by reference into any other filing under the Exchange Act or under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is being disclosed pursuant to Regulation FD.

Item 8.01.                                        Other Information.

On August 30, 2016, Rigel issued a press release, titled “Rigel’s Fostamatinib Meets Primary Endpoint in Phase 3 Study in Chronic ITP,” a copy of which is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                                                                 Exhibits.

Exhibit	Description

99.1	Presentation, dated August 30, 2016.

99.2	Press Release, dated August 30, 2016, titled “Rigel’s Fostamatinib Meets Primary Endpoint in Phase 3 Study in Chronic ITP.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 30, 2016		RIGEL PHARMACEUTICALS, INC.

	By:	/s/ Dolly A. Vance
Dolly A. Vance
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Presentation, dated August 30, 2016.

99.2	Press Release, dated August 30, 2016, titled “Rigel’s Fostamatinib Meets Primary Endpoint in Phase 3 Study in Chronic ITP.”